UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 19, 2018, Prime World International Holdings, Ltd. (the “Company”), a wholly owned subsidiary of Applied Optoelectronics, Inc., entered into a one year revolving credit facility totaling NT$300 million (the “Credit Facility”) with Taishin International Bank in Taiwan (the “Bank”). Borrowing under the Credit Facility will be used for short-term working capital.

The Company may draw upon the Credit Facility from June 19, 2018 until May 31, 2019. The term of each draw shall be either 90 or 120 days. Borrowings under the Credit Facility will bear interest at a rate of 2.00% for 90 day draws and 1.95% for 120 day draws. At the end of the draw term the Company will make payment for all principal and accrued interest.

The agreements for the Credit Facility contain representations and warranties, and events of default applicable to the Company that are customary for agreements of this type.

The foregoing description of the Credit Facility does not purport to be a complete statement of the parties’ rights and obligations under the agreement for the Credit Facility and is qualified in its entirety by reference to the full text of the Approval Notice of Credit Line, Credit Facility Agreement, Agreement on Providing Collateral and NT$300 Million Promissory note copies of which are attached as Exhibit 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the agreements are incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Translation of the Approval Notice of Credit Line, dated June 12, 2018
10.2	Translation of the Credit Facility Agreement, dated June 19, 2018, between Prime World International Holdings Ltd. and Taishin International Bank.
10.3	Translation of the Agreement on Providing Collateral, dated June 19, 2018, between Prime World International Holdings Ltd., and Taishin International Bank.
10.4	Translation of the NT$300 Million Promissory Note, dated June 19, 2018, between Prime World International Holdings Ltd.and Taishin International Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED OPTOELECTRONICS, INC.

Date: June 25, 2018	By: /s/ DAVID C. KUO
Name: David C. Kuo
Title: General Counsel and Vice President

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